UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 15, 2013 (February 12, 2013)

LIN TV Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31311	05-0501252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LIN Television Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25206	13-3581627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One West Exchange Street, Suite 5A, Providence, Rhode Island 02903

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 454-2880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Transaction Agreement.

General.

On February 12, 2013, LIN TV Corp., a Delaware corporation (“LIN TV”), LIN Television Corporation, a Delaware corporation and wholly owned subsidiary of LIN TV (“LIN Television”) and LIN Television of Texas, L.P., a Delaware limited partnership and indirect wholly owned subsidiary of LIN TV (“LIN Texas” and  together with LIN TV and LIN Television, the “LIN Parties”), entered into, and simultaneously closed the transactions contemplated by, the Transaction Agreement (“Transaction Agreement”) with NBC Telemundo License LLC, a Delaware limited liability company (“NBC”), NBCU New LLC I, a Delaware limited liability company, NBCU New LLC II, a Delaware limited liability company, General Electric Company, a New York corporation (“GE”), General Electric Capital Corporation, a Delaware corporation (“GECC” and together with GE, the “GE Parties”), National Broadcasting Company Holding, Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, NBCUniversal Media, LLC, a Delaware limited liability company (“NBCUniversal”), Lone Star SPV, LLC, a Delaware limited liability company, and Station Venture Holdings, LLC, a Delaware limited liability company (“Station Venture”).  The Transaction Agreement effected a series of transactions related to the ownership and sale of LIN Texas’s 20.38% equity interest in Station Venture, a joint venture in which NBC, an affiliate of NBCUniversal, held the remaining 79.62% equity interest (collectively, the “Sale Transaction”).

At the time of LIN Texas’s acquisition of its interest in Station Venture in 1998, GECC provided secured debt financing to Station Venture in the form of a $815.5 million non-amortizing senior secured note due 2023 to GECC (the “GECC Note”), and, in connection with Station Venture’s initial borrowing under the GECC Note, LIN TV guaranteed the payment of the full amount of principal and interest on the GECC Note (the “GECC Guarantee”).

In addition, during 2009, 2010, 2011 and 2012, LIN Television entered into agreements with Station Venture, the GE Parties and NBCUniversal pursuant to which LIN Television, the GE Parties and NBCUniversal caused to be provided to Station Venture certain unsecured shortfall fundings (the “Shortfall Fundings”) on the basis of each party’s percentage of economic interest in Station Venture in order to fund interest payments on the GECC Note.

Pursuant to the Transaction Agreement, LIN Texas sold its 20.38% interest in Station Venture to affiliates of NBCUniversal and the LIN Parties transferred their rights to receivables related to the Shortfall Fundings for nominal consideration (which is intended to represent the fair market value of such assets).  Further, LIN TV received additional consideration in the form of a release from the GECC Guarantee in exchange for LIN Texas transferring $100 million to Station Venture, which amount was used by Station Venture to prepay a portion of the GECC Note.

As a result of the Sale Transaction, neither LIN TV nor any of its direct or indirect subsidiaries have any further obligations (funding or otherwise) related to Station Venture, including, without limitation, to make any other unsecured shortfall fundings or payments under the GECC Note or the GECC Guarantee.

Representations, Warranties and Covenants.

The LIN Parties have made customary representations, warranties and covenants, including representations and warranties with respect to ownership of the interest in Station Venture.

Indemnification.

The Transaction Agreement contains certain indemnification obligations of each party relating to breaches of the representations and warranties and breaches of covenants.

The foregoing description of the Transaction Agreement has been included to provide investors with information regarding its terms and is qualified in its entirety by reference to the full text of the Transaction Agreement which is filed as Exhibit 2.1 to this Current Report on Form 8-K.  It is not intended to provide any other factual information about the LIN Parties or the other parties thereto.  The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement, which were made only for purposes of the Transaction Agreement and as of specified dates.  The representations, warranties and covenants in the Transaction Agreement were made solely for the benefit of the parties to the Transaction Agreement and may be subject to limitations agreed upon by the contracting parties.

Agreement and Plan of Merger.

General.

On February 12, 2013, LIN TV and LIN Media LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of LIN TV (“LIN LLC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, LIN TV will be merged with and into LIN LLC with LIN LLC continuing as the surviving entity (the “Merger”), and LIN TV’s form of organization will be converted from a corporation to a limited liability company structure.  The Merger is expected to enable LIN TV to be classified as a partnership for federal income tax purposes and such change in classification would be treated as a liquidation of LIN TV for federal income tax purposes with the result that LIN TV would recognize gain or loss, as applicable, in its 100% equity interest in LIN Television.

The Merger will be submitted to a vote of the holders of outstanding common stock of LIN TV. Proxies will be solicited by LIN TV’s board of directors pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a registration statement will be filed under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the class A common shares representing limited liability company interests in LIN LLC, in order for LIN TV’s stockholders to consider approving the Merger at a special meeting of stockholders. This communication is not a solicitation of a proxy from any security holder of LIN TV. See below under “Additional Information.”

Treatment of LIN TV Common Stock

Pursuant to the Merger Agreement, at the effective time of the Merger, all outstanding shares of LIN TV common stock will be converted on a one-for-one basis into identical common shares representing limited liability company interests of the same class of LIN LLC shares having substantially the same rights and privileges.  The expected effect of the Merger will be that each holder of securities in LIN TV will be in the same relative equity ownership position upon consummation of the Merger as they were prior to the Merger (other than minor percentage ownership changes (if any) incident to validly perfected appraisal rights by LIN TV stockholders), except that LIN TV’s stockholders will hold common shares representing limited liability company interests in LIN LLC instead of corporate stock in LIN TV.  LIN LLC will submit an application to list its class A common shares on the New York Stock Exchange in the same manner as LIN TV’s class A common stock is currently listed.

Treatment of LIN TV Incentive Compensation Plans in the Merger.

Upon consummation of the Merger, LIN LLC will assume each of LIN TV’s equity incentive compensation plans (collectively, the “LIN Incentive Plans”) (other than LIN TV’s employee stock purchase plan which will be terminated prior to the Merger solely because U.S. tax rules for employee stock purchase plans under the Internal Revenue Code of 1986, as amended, indicate that an entity taxed as a partnership such as LIN LLC cannot sponsor such a plan).  LIN LLC will also assume all LIN TV common stock options and all restricted stock awards covering shares of LIN TV common stock that are outstanding under the LIN Incentive Plans at the time of the Merger. Upon the Merger, the terms and conditions that are in effect immediately prior to the Merger under each outstanding equity award assumed by LIN LLC under the LIN Incentive Plans will continue in full force and effect after the Merger, except that the shares issuable under each such award will be LIN LLC common shares.

Governing Documents and Board of Directors and Management of LIN LLC After the Merger.

Upon consummation of the Merger, it is expected that the governing documents of LIN LLC, including all of the rights and obligations of the directors, officers and holders of equity of LIN LLC, will be substantively similar to those of LIN TV prior to the Merger. In addition, after the Merger, it is expected that LIN LLC will be managed by a board of directors with the same directors, and have the same officers and management personnel, as that of LIN

TV prior to the Merger.  Further, LIN LLC intends to form the same board committees with identical members and governing charters as those of LIN TV prior to the Merger.

Representations, Warranties and Covenants.

The Merger Agreement contains customary representations, warranties and covenants.

Closing Conditions.

The Merger Agreement is subject to a number of closing conditions, including without limitation, (i) the requisite approval of the vote of the holders of outstanding common stock of LIN TV, (ii) the effectiveness of a registration statement to be filed by LIN LLC, (iii) the absence of any law, injunction, judgment or ruling making illegal or prohibiting the consummation of the Merger or enjoining the parties to the Merger Agreement from consummating the Merger, and (iv) other customary closing conditions.

Indemnification.

The Merger Agreement contains certain indemnification obligations of each party relating to breaches of the representations and warranties and breaches of covenants.

Termination of Merger Agreement.

LIN TV may terminate the Merger Agreement at any time prior to consummation of the Merger, even after approval of the Merger proposal by LIN TV’s stockholders and the other conditions to the completion of the Merger are satisfied or waived, if LIN TV’s board of directors determines that, for any reason, the completion of the Merger would be inadvisable or not in the best interest of LIN TV or its stockholders.

Appraisal Rights in Connection with the Merger.

Under the Delaware General Corporation Law (referred to as the “DGCL”), LIN TV stockholders have the right to seek appraisal in connection with the Merger. Failure to strictly comply with the procedures and requirements of Section 262 of the DGCL may result in termination or waiver of such stockholder’s appraisal rights.

The parties currently expect the Merger to close during 2013, although there can be no assurances that the Merger will close in that time period or at all.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is only a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein. The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about LIN TV or LIN LLC. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates.  The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties in the Merger Agreement have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties to the Merger Agreement that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or the actual condition of LIN TV, LIN LLC or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in LIN TV’s public disclosures.

Incremental Facility.

On February 12, 2013, LIN Television and Deutsche Bank Trust Company Americas (“Deutsche Bank”), signed an Incremental Term Loan Activation Notice Tranche B-2 Term Facility creating an incremental term loan facility (the “Incremental Facility”) pursuant to LIN Television’s existing credit agreement, dated as of October 26, 2011, as amended on December 19, 2011, as further amended on December 24, 2012, by and among LIN Television, JPMorgan Chase Bank, N.A. (“JP Morgan”), as Administrative Agent, and the banks and other financial institutions party thereto (the “Credit Agreement”).

The Incremental Facility is a five-year, $60 million term loan facility and is subject to the terms of the Credit Agreement.  The proceeds of the Incremental Facility, as well as cash on hand and cash from revolving borrowings under the Credit Agreement, were used to fund the $100 million transferred to Station Venture by LIN Texas pursuant to the Transaction Agreement described above.

Borrowings under the Incremental Facility bear interest at a rate based, at LIN Television’s option, on an adjusted LIBOR rate, plus an applicable margin of 3.00%, or an adjusted Base Rate (as such term is defined in the Credit Agreement), plus an applicable margin of 2.00%; provided, that the adjusted LIBOR rate shall at no time be less than 1.00% per annum and the adjusted Base Rate (as such term is defined in the Credit Agreement) be less than 2.00% per annum.

LIN Television paid customary fees and expenses in connection with the closing of the Incremental Facility.

The Incremental Facility is a senior secured obligation and ranks senior in right of payment to LIN Television’s existing and future subordinated indebtedness. The Incremental Facility is guaranteed and secured on the same basis as the other credit facilities under the Credit Agreement.

The description of the Incremental Facility in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02              Termination of a Material Definitive Agreement.

GECC Guarantee.

As described under Item 1.01 of this Current Report on Form 8-K, pursuant to the terms of the Transaction Agreement, LIN Texas transferred to Station Venture $100 million, which amount was used by Station Venture to prepay a portion its outstanding credit facility and the related GECC Note, in exchange for which LIN TV was released from the GECC Guarantee and such guarantee was terminated in full.  Upon completion of the transactions contemplated by the Transaction Agreement, neither LIN TV nor any of its direct or indirect subsidiaries have any further obligations (funding or otherwise) related to the GECC Guarantee.

Item 2.01              Completion of Acquisition or Disposition of Assets.

Transaction Agreement.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Incremental Facility.

The disclosure under Item 1.01 of this Current Report on Form 8-K regarding the Incremental Facility is incorporated into this Item 2.03 by reference.

Item 7.01              Regulation FD Disclosure.

As a result of entering into the Merger Agreement described above, the Company has terminated its stock repurchase program that was originally announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 7, 2011 and extended by the Company on November 14, 2012.  Prior to termination, the Company purchased under such program 4,074,841 shares of LIN TV Corp. class A common stock, par value $.01 per share.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is not a solicitation of a proxy from any security holder of LIN TV.  The Merger will be submitted to LIN TV’s stockholders for their consideration, and in connection with such consideration, LIN TV and LIN LLC expect to file with the SEC a definitive proxy statement to be used to solicit LIN TV stockholder approval of the Merger, as well as other relevant documents concerning the proposed Merger, as part of a registration statement related to class A common shares of LIN LLC.  Security holders are urged to read the proxy statement/prospectus, registration statement and any other relevant documents when they become available because they will contain important information about LIN TV, LIN LLC and the Merger, including its terms and anticipated effect and risks to be considered by LIN TV’s stockholders in connection with the Merger. The proxy statement/prospectus and other documents relating to the Merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  The documents (when they are available) can also be obtained free of charge from LIN TV on its website (www.linmedia.com) or upon written request to LIN TV Corp., Attention: Secretary, One West Exchange Street, Suite 5A, Providence, Rhode Island 02903.  Information on LIN TV’s website does not constitute a part of this Current Report on Form 8-K.

PARTICIPANTS IN THE SOLICITATION

In addition, LIN TV and its officers and directors may be deemed to be participants in the solicitation of proxies from LIN TV stockholders with respect to the Merger. A description of any interests that LIN TV’s officers and directors may have in the Merger will be available in the proxy statement/prospectus when it becomes available. Information concerning LIN TV’s directors and executive officers is set forth in LIN TV’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012 and its Annual Report on Form 10-K, which was filed with the SEC on March 15, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to the investor relations page on LIN TV’s website at www.linmedia.com.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this Current Report regarding the Merger of LIN TV and LIN LLC, the expected timetable for completing the Merger, future financial and operating effects and benefits of the Merger, financial condition, results of operations and business and any other statements about LIN TV or LIN LLC managements’ future expectations, beliefs, goals, plans or prospects constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of LIN TV’s management, based on information currently available to management. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.  All of these forward-looking statements are based on estimates and assumptions made by LIN TV’s management, which, although it believes them to be reasonable, are inherently uncertain. Therefore, you should not place undue reliance upon such estimates or statements. LIN TV cannot assure you that any of such estimates or statements will be realized and actual results may differ materially from those contemplated by such forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements.

Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, those described in LIN TV’s Annual Report on Form 10-K for the year ended December 31, 2011 and its most recent quarterly reports filed with the SEC, and the following:

•                  the ability to consummate the Merger;

•                  the satisfaction of other conditions to consummation of the Merger;

•                  the potential adverse effect on our liquidity if the Merger is not consummated;

•                  the ability to realize anticipated benefits of the Merger;

•                  the potential impact of the announcement of the Merger or consummation of the Merger, including a potential impact to the value of LIN TV’s common stock and results of operations;

•                  business, regulatory, legal or tax decisions;

•                  changes in tax laws and policies;

•                  economic conditions, including adverse changes in the national and local economies in which our stations operate and volatility and disruption of the capital and credit markets;

•                  increased competition, including from newer forms of entertainment and entertainment media, changes in distribution methods or changes in the popularity or availability of programming;

•                  adverse state or federal legislation or regulation or adverse determinations by regulators, including adverse changes in, or interpretations of, the exceptions to the Federal Communications Commission duopoly rule and the allocation of broadcast spectrum;

•                  declines in the domestic advertising market;

•                  further consolidation of national and local advertisers;

•                  global or local events that could disrupt television broadcasting; and

•                  changes in television viewing patterns, ratings and commercial viewing measurement.

Many of these factors are beyond our control. Forward-looking statements contained herein speak only as of the date hereof. LIN TV disclaims any intention or obligation to update any forward looking statements, and it undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

See Exhibit Index attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIN TV Corp.

Date: February 15, 2013	By:	/s/ Nicholas N. Mohamed
Nicholas N. Mohamed
Vice President Controller

LIN Television Corporation

Date: February 15, 2013	By:	/s/ Nicholas N. Mohamed
Nicholas N. Mohamed
Vice President Controller

Exhibit Index

Exhibit No.	Description

2.1

Transaction Agreement, dated as of February 12, 2013, by and among LIN TV, LIN Television, LIN Texas, NBC Telemundo License LLC, NBCU New LLC I, NBCU New LLC II, GE, GECC, National Broadcast Holding, Inc. Comcast Corporation, Lone Star SPV, LLC and Station Venture.

2.2	Agreement and Plan of Merger, dated as of February 12, 2013, by and between LIN TV and LIN LLC.

10.1	Incremental Term Loan Activation Notice Tranche B-2 Term Facility, dated as of February 12, 2013, by and between LIN Television and Deutsche Bank.